                              [KPMG LETTERHEAD]


                                                                   EXHIBIT 23.12


                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Infoacces, S.A. de C.V. and Subsidiary:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



KPMG CARDENAS DOSAL, S.C.



/s/ Luis Gonzalo Garcia Delgado
Luis Gonzalo Garcia Delgado
Mexico City, Mexico
November 22, 1999